UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                      (date of earliest event reported):
                               January 30, 2004


                         LEHMAN BROTHERS HOLDINGS INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


                1-9466                             13-3216325
        (Commission File Number)         (IRS Employer Identification No.)

          745 Seventh Avenue
           New York, New York                        10019
         (Address of principal                    (Zip Code)
          executive offices)

          Registrant's telephone number, including area code:

                                (212) 526-7000


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Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

          The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-60474) of Lehman Brothers Holdings Inc. (the "Registrant") as an exhibit thereto and is filed as part of this Current Report.

         4.1 Certificate of Designations, Powers, Preferences and Rights of the Floating Rate Cumulative Preferred Stock, Series G, of the Registrant, dated January 30, 2004.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEHMAN BROTHERS HOLDINGS INC.


                                          By: /s/ Barrett S. DiPaolo
                                             --------------------------------
                                                Barrett S. DiPaolo
                                                Vice President


Date:  January 30, 2004

                                 EXHIBIT INDEX



Exhibit No.     Exhibit
-----------     -------

4.1 Certificate of Designations, Powers, Preferences and Rights of the Floating Rate Cumulative Preferred Stock, Series G, of the Registrant, dated January 30, 2004.